Exhibit 23.3




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 5, 1999 incorporated by reference in Destron Fearing Corporation's Form 10-K for the year ended September 30, 1999.


                                                     /S/ ARTHUR ANDERSEN LLP
                                                     Arthur Andersen LLP


Minneapolis, Minnesota
October 19, 2000